UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2019

MCTC HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-146404	83-1754057
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 S Grand Avenue Suite 320 Los Angeles, CA	90071
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 986-4929

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On September 17, 2019, MCTC Holdings, Inc. (the “Company”) issued a press release providing investors information concerning the filing of a provisional patent application with the United States Patent and Trademark Office on an edible, dissolvable cannabinoid film enhanced with d-α-Tocopheryl Polyethylene Glycol 1000 Succinate (TPGS). The invention is a unique edible film that dissolves in cold water that can be used as both a packaging technology and as a delivery system for hemp extracts, cannabinoids, vitamins or active ingredients.

A copy of the press release is attached as Exhibit 99.1 and incorporated by reference herein.

Cautionary Statement Regarding Forward-Looking Information

This current report on Form 8-K contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The Company intends forward-looking terminology such as "believes," "expects," "may," "will," "should," "anticipates," "plans," or similar expressions to identify forward-looking statements. Such statements are subject to certain risks and uncertainties, which could cause the Company's actual results to differ materially from those anticipated by the forward-looking statements. These risks and uncertainties include, but are not limited to, risks described more fully the Company's Annual Report on Form 10-K and it the Company’s recently filed Registration Statement on Form S-1, which is expressly incorporated herein by reference, and other factors as may periodically be described in the Company's filings with the SEC.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated September 17, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MCTC HOLDINGS, INC.

Date: September 17, 2019	/s/ Arman Tabatabaei
Name: Arman Tabatabaei
Title: Chief Executive Officer

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